EXHIBIT 10.36




	$74,800,000

	PURCHASE AGREEMENT




	BETWEEN




	BNP LEASING CORPORATION,

	("BNPLC")

	AND

	3COM CORPORATION,

	 ("3COM")




	EFFECTIVE AS OF OCTOBER 4, 1996

	(Great America Site - Phase I)







This Agreement is being facilitated by the following banks:


Banque Nationale
de Paris
ABN AMRO Bank N.V.






	PURCHASE AGREEMENT

	This PURCHASE AGREEMENT (this "Agreement") is made as of
October 4, 1996, by 3COM CORPORATION, a California corporation
("3COM") and BNP LEASING CORPORATION, a Delaware corporation
("BNPLC").


	R E C I T A L S

	A. BNPLC is acquiring the land described in Exhibit A attached hereto and the improvements and certain fixtures located thereon and is leasing the same to 3COM pursuant to that certain Lease Agreement (as from time to time supplemented, amended or restated, the "Lease") between 3COM and BNPLC dated as of the date hereof. (The land described in Exhibit A and any and all other real or personal property from time to time covered by the Lease and included within the "Leased Property" as defined therein are hereinafter collectively referred to as the "Property".)

	B. BNPLC is also concurrently herewith receiving a separate environmental indemnity from 3COM pursuant to an Environmental Indemnity Agreement (as from time to time supplemented, amended or restated, the "Environmental
Indemnity") between 3COM and BNPLC dated as of the date hereof.

	C. 3COM has requested an option to purchase the Property, which BNPLC is willing to provide on and subject to the terms and conditions set out herein.

	NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

	1. Definitions. As used herein, the terms "3COM", "BNPLC", "Property", "Lease" and "Environmental Indemnity" shall have the meanings indicated above; terms with initial capitals defined in the Lease and used but not defined herein shall have the meanings assigned to them in the Lease; and the terms listed immediately below shall have the following meanings:

	"Applicable Purchaser" means any third party designated by 3COM to purchase the interest of BNPLC in the Property as provided in Paragraph 2(a)(ii) below.

	"Deposit Taker" shall have the meaning assigned to it in the Pledge Agreement.

	"Deposit Taker Losses" shall have the meaning assigned to it in the Pledge Agreement.

	"Designated Sale Date" means the earlier of:

		(1) the effective date of any termination of the Lease by 3COM pursuant to Paragraph 2 thereof;

		(2) any date designated by BNPLC in a written notice given by BNPLC to 3COM when an Event of Default by 3COM is continuing, provided the notice of the date so designated is given by BNPLC at least thirty (30) days before the date so designated; or

		(3) the first Business Day in November, 2001.

	"Direct Payments to Participants" means the amounts paid or required to be paid directly to Participants on the Designated Sale Date as provided in Section 6.2 of the Pledge Agreement at the direction of and for 3COM by the collateral agent appointed pursuant to the Pledge Agreement from all or any part of the Collateral described therein.

	"Fair Market Value" means the fair market value of the Property on or about the Designated Sale Date (calculated under the assumptions, whether or not then accurate, that 3COM has maintained the Property in compliance with all Applicable Laws [including Environmental Laws]; that 3COM has completed the construction of any Improvements which was commenced prior to the Designated Sale Date; that all such Improvements are self-sufficient in the sense that any easements or offsite facilities needed for their use will be available at no additional cost to the owner of the Improvements; that 3COM has repaired and restored the Property after any damage following fire or other casualty; that 3COM has restored the remainder of the Property after any partial taking by eminent domain; that 3COM has completed any contests of and paid any taxes due [other than Excluded Taxes] or other amounts secured by or allegedly secured by a lien against the Property other than Prohibited Encumbrances; that no conditions or circumstances on or about the Property [such as the presence of an endangered species] is discovered that will impede the use or any development of the Property permitted by the Lease; that any use or development of the Property as permitted by the Lease will not be hindered or delayed because of the limited availability of utilities or water; that without undue cost or delay any purchaser paying fair market value for the Property can obtain any necessary permits or licenses needed to use the Property for the purposes permitted by the Lease; and that 3COM has cured any title defects affecting the Property other than Prohibited Encumbrances, all in accordance with the standards and requirements of the Lease as though the Lease were continuing in force) as determined by an independent MAI appraiser selected by BNPLC, which appraiser must have five (5) years or more experience appraising similar properties in northern California.

	"Qualified Deposit Taker" means one of the fifty largest (measured by total assets) U.S. banks, or one of the one hundred largest (measured by total assets) banks in the world, with debt ratings of at least (i) A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and
(ii) A (in the case of long term debt) and P-1 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, 3COM shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as a Qualified Deposit Taker.

	"Purchase Price" means an amount equal to Stipulated Loss Value outstanding on the Designated Sale Date, plus all costs and expenses (including appraisal costs, withholding taxes (if any) and reasonable Attorneys' Fees, as defined in the Lease) incurred in connection with any sale of the Property by BNPLC hereunder or in connection with collecting sales proceeds due hereunder, less the aggregate amounts (if any) of Direct
Payments to Participants and Deposit Taker Losses.

	"Prohibited Encumbrance" means any lien or other title defect encumbering the Property that is claimed by BNPLC itself or lawfully claimed by a third party through or under BNPLC, including any judgment lien lawfully filed against BNPLC and including any tax lien assessed because of BNPLC's failure to pay Excluded Taxes, but excluding the Lease and any lien or other title defect that (i) is a Permitted Encumbrance (as defined in the Lease), regardless of whether claimed by, through or under BNPLC, (ii) is claimed by, through or under 3COM or any of the Participants approved by 3COM (other than Landlord's Parent), or (iii) exists because of any breach by 3COM of the Lease, because of anything done or not done by BNPLC in an effort to satisfy subparagraph 9(b) of the Lease, or because of anything done or not done by BNPLC at the request of 3COM.

	"Remarketing Notice" shall have the meaning assigned to it in Paragraph 2(b)(1) below.

	"Required Documents" means the grant deed and other documents that BNPLC must tender pursuant to Paragraph 3 below.

	"Shortage Amount" means any amount payable to BNPLC by 3COM, rather than by the Applicable Purchaser, pursuant to clause 2(a)(ii) below.

	2.      3COM's Options and Obligations on the Designated
Sale Date.

	(a) Choices. On the Designated Sale Date 3COM shall have the right and the obligation to either:

	(i) purchase BNPLC's interest in the Property and in Escrowed Proceeds, if any, for a net cash price equal to the Purchase Price; or

	(ii)    cause the Applicable Purchaser to purchase
BNPLC's interest in the Property and in Escrowed
Proceeds, if any, for a net cash price not less than the lesser of (a) the Fair Market Value of the Property, (b) fifteen percent (15%) of Stipulated
Loss Value outstanding immediately prior to the purchase or (c) the Purchase Price. If, however, the Fair Market Value is less than fifteen percent
(15%) of Stipulated Loss Value and less than the Purchase Price, BNPLC may elect to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser, in which case 3COM shall pay
BNPLC an amount equal to (A) eighty-five percent
(85%) of Stipulated Loss Value, less (B) the sum of
(x) any Escrowed Proceeds then held and to be retained by BNPLC, (y) any Direct Payments to Participants and (z) any Deposit Taker Losses.
Unless BNPLC elects to keep the Property pursuant to the preceding sentence, 3COM must make a supplemental payment to BNPLC on the Designated Sale
Date equal to the excess (if any) of the Purchase
Price over the net cash price actually paid to BNPLC on the Designated Sale Date by the Applicable
Purchaser for BNPLC's interest in the Property and in Escrowed Proceeds, if any. However, provided no Event of Default has occurred and is continuing under the Lease, and provided further that neither
3COM nor any Applicable Purchaser has failed to pay any amount required to be paid by this Agreement on the date such amount first became due, any supplemental payment required by the preceding sentence shall not exceed (1) eighty-five percent
(85%) of Stipulated Loss Value on the Designated
Sale Date, less (2) any Direct Payments to
Participants and any Deposit Taker Losses. Any supplemental payment payable to BNPLC by 3COM, rather than by the Applicable Purchaser, pursuant to this clause (ii) is hereinafter referred to as the "Shortage Amount." If the net cash price actually paid by the Applicable Purchaser to BNPLC exceeds the Purchase Price and all other sums that are then due from 3COM to BNPLC, 3COM shall be entitled to such excess.

If any amount payable to BNPLC pursuant to this subparagraph 2(a) is not actually paid to BNPLC on the Designated Sale Date, 3COM shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date. However, Tenant shall be entitled to a reduction of the interest required by the preceding sentence equal to the Base Rent, if any, paid by Tenant as provided in Paragraph 17 of the Lease for any holdover period after the Designated Sale Date.

	(b) Election by 3COM. 3COM shall have the right to elect whether it will satisfy the obligations set out in clause (i) or (ii) of the preceding Paragraph 2(a); provided, however, that the following conditions are satisfied:

		(1) To give BNPLC the opportunity to have the Fair Market Value determined by an appraiser as provided in Paragraph 1(d) before the Designated Sale Date, 3COM must, unless 3COM concedes that Fair Market Value will not be less than fifteen percent (15%) of Stipulated Loss Value on the Designated Sale Date, provide BNPLC with a Remarketing Notice. "Remarketing Notice" means a notice given by 3COM to BNPLC (and to each of the Participants) no earlier than one hundred eighty (180) days before the Designated Sale Date and no later than ninety (90) days before the Designated Sale Date, specifying that 3COM does not concede that the Fair Market Value is equal to or greater than fifteen percent (15%) of the Stipulated
Loss Value. A Remarketing Notice will be required only if 3COM does not concede that Fair Market Value will equal or exceed fifteen percent (15%) of Stipulated Loss Value on the Designated Sale Date. But if for any reason (including but not limited to any acceleration of the Designated Sale Date pursuant to clause (2) of the definition of Designated Sale Date above) 3COM fails to provide a Remarketing Notice within the time periods specified in the definition of Remarketing Notice above, Fair Market Value shall, for purposes of this Agreement, be deemed to be no less than fifteen percent (15%) of Stipulated Loss Value on the Designated Sale Date.

		(2) To give BNPLC the opportunity to prepare the Required Documents before the Designated Sale Date,
3COM must, if it is to elect to satisfy the obligations set forth in clause (ii) of Paragraph 2(a), irrevocably specify an Applicable Purchaser in notice to BNPLC given at least seven (7) days prior to the Designated Sale
Date. If for any reason 3COM fails to so specify an Applicable Purchaser, 3COM shall be deemed to have irrevocably elected to satisfy the obligations set forth in clause (i) of Paragraph 2(a).

	(c) Termination of 3COM's Option To Purchase. Without limiting BNPLC's right to require 3COM to satisfy the obligations imposed by Paragraph 2(a), 3COM shall have no further option hereunder to purchase the Property if either:

		(1)  3COM shall have elected to satisfy its
obligations under clause (ii) of Paragraph 2(a) on a Designated Sale Date and BNPLC shall have elected to keep the Property on such Designated Sale Date in accordance with clause (ii) of Paragraph 2(a); or

		(2)  3COM shall have failed on a Designated Sale
Date to make or cause to be made all payments to BNPLC required by this Agreement or by the Lease and such failure shall have continued beyond the thirty (30) day period for tender specified in the next sentence.

If BNPLC does not receive all payments due under the Lease and all payments required hereunder on a Designated Sale Date, 3COM may nonetheless tender to BNPLC the full Purchase Price and all amounts then due under the Lease, together with interest on the total Purchase Price computed at the Default Rate from the Designated Sale Date to the date of tender, and if presented with such a tender within thirty (30) days after the applicable Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and a deed and all other Required Documents listed in Paragraph 3.

	(d) Payment to BNPLC. All amounts payable under the preceding Paragraphs 2(a) or 2(c) by 3COM and, if applicable, by the Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under Paragraph 2(a) hereunder, on the Designated
Sale Date 3COM must pay all amounts then due to BNPLC under the Lease. BNPLC will remit any excess amounts due 3COM pursuant to the last sentence of clause (ii) of Paragraph 2(a) promptly after BNPLC's receipt of the same and in no event later than thirty (30) days thereafter.

	(e) Effect of Options on Subsequent Title Encumbrances. It is the intent of BNPLC and 3COM that any conveyance of the
Property to 3COM or any Applicable Purchaser pursuant to this Agreement shall cut off and terminate any interest in the Property claimed by, through or under BNPLC, including the Participants (but not any unsatisfied obligations to BNPLC under the Lease, the Environmental Indemnity or this Agreement), including but not limited to any Prohibited Encumbrances and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business. Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the rights and options granted 3COM hereby. Further, 3COM and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither 3COM nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC.

	3. Terms of Conveyance Upon Purchase. Immediately after receipt of all payments to BNPLC required pursuant to the preceding Paragraph 2, BNPLC must, unless it is to keep the Property as permitted by Paragraph 2(a)(ii), deliver all Escrowed Proceeds, if any, and convey all of its right, title and interest in the Property by grant deed to 3COM or the Applicable Purchaser, as the case may be, subject only to the Permitted Encumbrances (as defined in the Lease) and any other encumbrances that do not constitute Prohibited Encumbrances. However, such conveyance shall not include the right to receive any payment under the Lease then due BNPLC or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring before such conveyance. All costs of such purchase and conveyance of every kind whatsoever, both foreseen and unforeseen, shall be the responsibility of the purchaser, and the form of grant deed used to accomplish such conveyance shall be substantially in the form attached as Exhibit B. With such grant deed, BNPLC shall also tender to 3COM or the Applicable Purchaser, as the case may be, the following, each fully executed and, where appropriate, acknowledged on BNPLC's behalf by an officer of BNPLC: (1) a Preliminary Change of Ownership Report in the form attached as Exhibit C, (2) a Bill of Sale and Assignment of Contract
Rights and Intangible Assets in the form attached as Exhibit
D, (3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit E, which 3COM or the Applicable Purchaser must execute and return to BNPLC, (5) a Documentary Transfer Tax Request in the form attached as Exhibit F, (6) a Secretary's Certificate in the form attached as Exhibit G, (7) a letter to the title insurance company insuring title to the Property in the form attached as Exhibit H, and (8) a certificate concerning tax withholding in the form attached as Exhibit I.

	4.      Survival of 3COM's Obligations.

	(a) Status of this Agreement. Except as expressly provided in the last sentence of this subparagraph and elsewhere herein, this Agreement shall not terminate, nor shall 3COM have any right to terminate this Agreement, nor shall 3COM be entitled to any reduction of the Purchase Price hereunder, nor shall the obligations of 3COM to BNPLC under Paragraph 2 be affected by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of or damage to the Property or any portion thereof under the power of eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of 3COM's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of 3COM or any party claiming under 3COM by paramount title or otherwise, (v) 3COM's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of 3COM hereunder (including 3COM's obligation to make payments under - and, if applicable, to cause the Applicable Purchaser to make payments under - Paragraph 2) shall be separate and independent of the covenants and agreements of BNPLC. Accordingly, the Purchase Price and the Shortage Amount, as the case may be under Paragraph 2, shall continue to be payable in all events, and the obligations of 3COM hereunder shall continue unaffected by any breach of this Agreement by BNPLC. However, nothing in this subparagraph, nor the performance without objection by 3COM of its obligations hereunder, shall be construed as a waiver by 3COM of any right 3COM may have at law or in equity, following any failure by BNPLC to tender a grant deed and the other Required Documents as required by Paragraph 3 upon the tender by 3COM and/or the Applicable Purchaser of the payments required by Paragraph 2 and of the other documents to be executed in favor of BNPLC at the closing of the sale hereunder, to (i) recover monetary damages proximately caused by such failure of BNPLC if BNPLC does not cure the failure within thirty (30) days after 3COM demands a cure by written notice to BNPLC, or (ii) a decree compelling performance of BNPLC's obligation to so tender a grant deed and the Required Documents.

	(b) Remedies Under the Lease and the Environmental Indemnity. No repossession of or re-entering upon the Property or exercise of any other remedies available under the Lease or the Environmental Indemnity shall relieve 3COM of its liabilities and obligations hereunder, all of which shall survive the exercise of remedies under the Lease and Environmental Indemnity. 3COM acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Lease and the Environmental Indemnity, and 3COM's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse 3COM from performance of its obligations under the Lease or the Environmental Indemnity.

	5. Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

	6. No Implied Waiver. The failure of either party to this Agreement to insist at any time upon the strict performance of any covenant or agreement of the other party or to exercise any remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver by either party of or redress for any violation of any term, covenant, agreement or condition contained in this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver by either party shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by BNPLC of any payment hereunder with knowledge of the breach of this Agreement shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the waiving party.

	7. Attorneys' Fees and Legal Expenses. If either party commences any legal action or other proceeding to enforce any of the terms of this Agreement or the documents and agreements referred to herein, or because of any breach by the other party or dispute hereunder or thereunder, the successful or prevailing party, shall be entitled to recover from the nonprevailing party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

	8. Estoppel Certificate. 3COM and BNPLC will each, upon not less than twenty (20) days' prior written request by the other, execute, acknowledge and deliver to the requesting party a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which the signer may have knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property. Neither 3COM nor BNPLC shall be required to provide such a certificate more frequently than once in any six month period; provided, however, that if either party determines that there is a significant business reason for requiring a current certificate, including, without limitation, the need to provide such a certificate to a prospective purchaser or assignee, the other shall provide a certificate upon request whether or not it had provided a certificate within the prior six month period.

	9. Notices. Each provision of this Agreement referring to the sending, mailing or delivery of any notice or referring to the making of any payment to BNPLC, shall be deemed to be complied with when and if the following steps are taken:

	(a) All payments required to be made by 3COM or the Applicable Purchaser to BNPLC hereunder shall be paid to BNPLC in immediately available funds by wire transfer to:


Federal Reserve Bank of San Francisco
Account: Banque Nationale de Paris
ABA #: 121027234
Reference: 3COM (Phase I
	Transactions)

	or at such other place and in such other manner as BNPLC may designate in a notice to 3COM (provided BNPLC will not unreasonably designate a method of payment other than wire transfer). Time is of the essence as to all payments to BNPLC under this Agreement. Any payments required to be made by BNPLC to 3COM pursuant to the last sentence of clause (ii) of Paragraph 2(a) shall be paid to 3COM in immediately available funds at the address of 3COM set forth below or as 3COM may otherwise direct by written notice sent in accordance herewith.


	(b) All notices, demands and other communications to be made hereunder to the parties hereto shall be in writing (at the addresses set forth below) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

Address of BNPLC:

BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd Cox
Telecopy: (214) 969-0060

With a copy to:

Banque Nationale de Paris, San Francisco
180 Montgomery Street
San Francisco, California 94104
Attention:Jennifer Cho or Will La
	Herran
Telecopy: (415) 296-8954

And with a copy to:

Clint Shouse
Thompson & Knight, P.C.
1700 Pacific Avenue
Suite 3300
Dallas, Texas 75201
Telecopy: (214) 969-1550

Address of 3COM:

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Legal Dept. Mail Stop 1308
Telecopy: (408) 764-6434


With copies to:

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Real Estate Dept. Mail
	Stop 1220
Telecopy: (408) 764-5718; and

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Treasury Dept. Mail Stop 1307
Telecopy: (408) 764-8403; and

Gray Cary Ware & Freidenrich
400 Hamilton Avenue
Palo Alto, California  94301
Attn: Jonathan E. Rattner, Esq.
Telecopy: (415) 328-3029

	10. Severability. Each and every covenant and agreement of 3COM contained in this Agreement is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Further, the obligations of 3COM hereunder, to the maximum extent possible, shall be deemed to be separate, independent and in addition to, not in lieu of, the obligations of 3COM under the Lease.
In the event of any inconsistency between the terms of this Agreement and the terms and provisions of the Lease, the terms and provisions of this Agreement shall control.

	11. Entire Agreement. This Agreement and the documents and agreements referred to herein set forth the entire agreement between the parties concerning the subject matter hereof and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto.

	12. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

	13. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

	14.     GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO
HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF CALIFORNIA.

	15. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon 3COM and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of 3COM and BNPLC and all permitted transferees, mortgagees, successors and assignees of 3COM and BNPLC with respect to the Property; provided, that the rights of BNPLC hereunder shall not pass to 3COM or any Applicable Purchaser or any subsequent owner claiming through them. Prior to the Designated Sale Date BNPLC may transfer, assign and convey, in whole or in part, the Property and any and all of its rights under this Agreement (subject to the terms of this Agreement) by any conveyance that constitutes a Permitted Transfer, but not otherwise. If BNPLC sells or otherwise transfers the Property and assigns its rights under this Agreement and the Lease pursuant to a Permitted Transfer, then to the extent BNPLC's successor in interest confirms its liability for the obligations imposed upon BNPLC by this Agreement and the Lease on and subject to the express terms set out herein and therein, BNPLC shall thereby be released from any further obligations thereafter arising under this Agreement and the Lease, and 3COM will look solely to each successor in interest of BNPLC for performance of such obligations.

	16. WAIVER OF JURY TRIAL. BNPLC AND 3COM EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LEASE, THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. 3COM and BNPLC each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. 3COM and BNPLC each further warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED
EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS
TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE, THIS AGREEMENT OR THE ENVIRONMENTAL INDEMNITY. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

	17.     Security for 3COM's Obligations.   3COM's
obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies
provided to BNPLC thereby.   Although the collateral agent
appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by 3COM of 3COM's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Purchase Price or any Shortage Amount or a measure of BNPLC's damages should 3COM breach this Agreement. If 3COM does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to 3COM, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from 3COM. If BNPLC assigns its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the assignee.

	18. Replacement of Participants Proposed by 3COM. So long as no Event of Default has occurred and is continuing, BNPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by 3COM for any Participant, the Deposit Taker for whom has ceased to be a Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPLC of its rights and obligations under the Participation Agreement or the "Underlying Documents" described therein (including this Purchase Agreement); (B) the new Participant will agree (by executing Supplements to the Participation Agreement and Pledge Agreement as therein contemplated and by other agreements as may be reasonably required by BNPLC and 3COM) to become a party to the Participation Agreement and to the Pledge Agreement, to designate a Qualified Deposit Taker as the Deposit Taker for it under the Pledge Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or 3COM) will provide the funds required to pay the termination fee by Section 6.4 of the Participation
Agreement to accomplish the substitution; (D) 3COM (or the new Participant) agrees in writing to indemnify and defend BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and the Pledge Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPLC to such Participant for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations under the Participation Agreement prior to the substitution);
and (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements). BNPLC shall attempt in good faith to assist (and cause its Affiliate, Banque Nationale de Paris, to attempt in good faith to assist) 3COM in identifying a new Participant that 3COM may propose to substitute for an existing Participant pursuant to this Paragraph, as 3COM may reasonably request from time to time. However, in no event shall BNPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.

	19. Security for BNPLC's Obligations. To secure 3COM's right to recover any damages caused by a breach of Paragraph 3 by BNPLC, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to 3COM a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Property. 3COM may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. 3COM waives any right it has to seek a deficiency judgement against BNPLC in any action brought for a judicial foreclosure of such lien and security interest, and in connection therewith, BNPLC hereby acknowledges that it shall have no right of redemption following any such judicial foreclosure pursuant to Cal. Code Civ. Procedure Section 729.
 Contemporaneously with the execution of this Agreement, 3COM and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this Paragraph, and 3COM shall be entitled to record such memorandum at any time prior to the Designated
Sale Date.

	20.     Not a Partnership, Etc.   NOTHING IN THIS PURCHASE
AGREEMENT IS INTENDED TO BE OR TO CREATE ANY PARTNERSHIP,
JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND
3COM.  NEITHER THE EXECUTION OF THIS PURCHASE AGREEMENT NOR
THE ADMINISTRATION OF THIS PURCHASE AGREEMENT OR OTHER
DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT,
DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO THIS PURCHASE
AGREEMENT OR SUCH DOCUMENTS IS INTENDED TO BE OR TO CREATE ANY
FIDUCIARY OBLIGATIONS OF BNPLC TO 3COM.


	[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT
BLANK]



		IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

						"BNPLC"


	BNP LEASING CORPORATION, a
Delaware corporation


						By: /s/ Lloyd G. Cox
						--------------------
							Lloyd G. Cox, Vice
President


						"3COM"


	3COM CORPORATION, a
California corporation


						By: /s/ Christopher B. Paisley
						------------------------------
							Christopher B. Paisley,
Chief Financial Officer


	Exhibit A

	Legal Description

REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:

Parcel One

Parcel A, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa
Clara County, California.

EXCEPTING THEREFROM that portion described in that certain Lot
Line Adjustment dated August 16, 1991 in Book L826, at page
0826 of Official Records and described as follows:

Beginning at the Southwest corner of said Parcel "A"; thence on the Westerly and Northerly lines of said Parcel "A" the following 5 courses:

1.      North 00  12' 36" East a distance of 665.00 feet;
2.      North 45  12' 36" East a distance of 64.00 feet;
3. North 00 12' 36" East a distance of 82.98 feet to a point on a non-tangent curve the center of which bears
North 29  17' 50" West a distance of 9000.00 feet;
4. Northeasterly a distance of 79.37 feet on the arc of said curve to the left through a central angle of 00 30'
19" (chord bears North 60  27' 01" East a distance of
79.37 feet, to a point on said curve;
5. North 66 32' 39" East, departing said curve, a distance of 75.89 feet;
Thence South 62 07' 20" West a distance of 104.00 feet to a point of curvature; thence Southwesterly a distance of 9.53 feet on the arc of said 10136.00 foot radius curve to the right through a central angle of 00 03' 14" (chord bears South 62 08' 57" West a distance of 9.53 feet) to a point on said curve; thence South 00 12' 36" West a distance of 809.62 feet to a point on the South line of said parcel "A"; thence North 89 47' 24" West, on said South line, a distance of
83.50 feet to the point of beginning.

ALSO EXCEPTING THEREFROM that portion of said land as condemned to the State of California by Order recorded March
10, 1993 in Book M660, page 1700, described as follows:

Being a portion of Parcel A, as shown on that certain Parcel
Map filed for record in Book 602 of Maps at pages 34 and 35
Santa Clara County Records described as follows:

Beginning at the Northeast corner of said Parcel A; thence from said point of beginning, along the Northerly line of said Parcel A, S 67 25' 20" W 39.39 feet; thence leaving said Northerly line S 41 34' 47" E 73.60 feet to a point in the Easterly line of said Parcel A; thence along said Easterly line of N 10 04' 48" W 71.28 feet to the point of beginning.

Parcel Two

That portion of Parcel B, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa Clara County, California and described in that certain Lot Line Adjustment dated August 16, 1991 in Book L826, at page 0826 of Official Records and described as follows:

Beginning at a point on the most Northerly Southeasterly line of said Parcel "B" which bears South 66 32' 39" West a distance of 226.19 feet from the most Easterly corner thereof; thence South 10 57' 34" East a distance of 218.69 feet; thence North 89 47' 24" West a distance of 324.26 feet; thence North 77 17' 24" West a distance of 141.24 feet; thence North 66 32' 39" East a distance of 458.33 feet to the point of beginning.

APN:    104-52-006, 16
ARB:    104-01-046, 046.02, 046.02.01



	Exhibit B


	CORPORATION GRANT DEED



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:   [3Com Corporation or the Applicable Purchaser]
ADDRESS:        ___________________
ATTN:   ___________________
CITY:           ___________________
STATE:  ___________________
Zip:            ___________________

MAIL TAX STATEMENTS TO:

NAME:   [3Com Corporation or the Applicable Purchaser]
ADDRESS:        ___________________
ATTN:   ___________________
CITY:           ___________________
STATE:  ___________________
Zip:            ___________________

	CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), hereby grants to [3COM or the Applicable Purchaser] all of BNPLC's interest in the land situated in the County of Santa Clara, State of California, described on Annex A attached hereto and hereby made a part hereof, together with the improvements currently located on such land and any easements, rights-of-way, privileges, appurtenances and other rights pertaining to such land; provided, however, that this grant is subject to the following, as well as the Permitted Encumbrances described on Annex B:



	1.      Real Estate Taxes not yet due and payable;
	2. General or Special Assessments due and payable after the date hereof; and
	3.      Encroachments, variations in area or in
measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a survey and inspection of the property conveyed hereby.




			BNP LEASING CORPORATION



Date: As of ____________                                      By:
Its:    Vice President





Attest:
Its:  Assistant Secretary



STATE OF TEXAS                  )			)       SS
COUNTY OF DALLAS                )


	On ___________________ before me,
			       , personally appeared
				     and
					, personally known to
me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

	WITNESS my hand and official seal.




Signature



	Annex A

	LEGAL DESCRIPTION

REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:

Parcel One

Parcel A, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa
Clara County, California.

EXCEPTING THEREFROM that portion described in that certain Lot
Line Adjustment dated August 16, 1991 in Book L826, at page
0826 of Official Records and described as follows:

Beginning at the Southwest corner of said Parcel "A"; thence on the Westerly and Northerly lines of said Parcel "A" the following 5 courses:

1.      North 00  12' 36" East a distance of 665.00 feet;
2.      North 45  12' 36" East a distance of 64.00 feet;
3. North 00 12' 36" East a distance of 82.98 feet to a point on a non-tangent curve the center of which bears
North 29  17' 50" West a distance of 9000.00 feet;
4. Northeasterly a distance of 79.37 feet on the arc of said curve to the left through a central angle of 00 30'
19" (chord bears North 60 27' 01" East a distance of 79.37 feet, to a point on said curve;
5. North 66 32' 39" East, departing said curve, a distance of 75.89 feet;
Thence South 62 07' 20" West a distance of 104.00 feet to a point of curvature; thence Southwesterly a distance of 9.53 feet on the arc of said 10136.00 foot radius curve to the right through a central angle of 00 03' 14" (chord bears South 62 08' 57" West a distance of 9.53 feet) to a point on said curve; thence South 00 12' 36" West a distance of 809.62 feet to a point on the South line of said parcel "A"; thence North 89 47' 24" West, on said South line, a distance of
83.50 feet to the point of beginning.

ALSO EXCEPTING THEREFROM that portion of said land as condemned to the State of California by Order recorded March
10, 1993 in Book M660, page 1700, described as follows:

Being a portion of Parcel A, as shown on that certain Parcel
Map filed for record in Book 602 of Maps at pages 34 and 35
Santa Clara County Records described as follows:

Beginning at the Northeast corner of said Parcel A; thence from said point of beginning, along the Northerly line of said Parcel A, S 67 25' 20" W 39.39 feet; thence leaving said Northerly line S 41 34' 47" E 73.60 feet to a point in the Easterly line of said Parcel A; thence along said Easterly line of N 10 04' 48" W 71.28 feet to the point of beginning.

Parcel Two

That portion of Parcel B, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa Clara County, California and described in that certain Lot Line Adjustment dated August 16, 1991 in Book L826, at page 0826 of Official Records and described as follows:

Beginning at a point on the most Northerly Southeasterly line of said Parcel "B" which bears South 66 32' 39" West a distance of 226.19 feet from the most Easterly corner thereof; thence South 10 57' 34" East a distance of 218.69 feet; thence North 89 47' 24" West a distance of 324.26 feet; thence North 77 17' 24" West a distance of 141.24 feet; thence North 66 32' 39" East a distance of 458.33 feet to the point of beginning.

APN:    104-52-006, 16
ARB:    104-01-046, 046.02, 046.02.01


	Annex B

	Permitted Encumbrances

[NOTE: TO THE EXTENT THAT SPECIFIC ENCUMBRANCES (OTHER THAN "PROHIBITED LIENS") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" FROM TIME TO TIME BECAUSE OF 3COM'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT AS PROVIDED IN THE LEASE.]

	This conveyance is subject to any encumbrances that do not constitute "Prohibited Encumbrances" (as defined in the Purchase Agreement pursuant to which this Deed is being delivered), including County and city taxes for the Fiscal Year _______, a lien not yet due or payable, and including the following matters to the extent the same are still valid and in force:


1.      EASEMENT shown on map filed for record in Book 460
of Maps, page 44 and 45, and incidents thereto
	Purpose         :       Public Utility Easement
	Affects         :       A portion of the
Southerly 10 feet of

	(Affects Parcels A and B)

2.      DECLARATION of Reciprocal Easements, Covenants, and
Restrictions for the purpose stated herein and subject to the terms and conditions therein, executed by Dairy
Associates, L.P., a California Limited Partnership, recorded July 7, 1989 in Book L013, page 971 of Official
Records.

	(Affects Parcels A and B)

	Amendment No. 1 of Declaration of Reciprocal Easements,
Covenants and Restrictions recorded August 16, 1991 in Book
L826, page 830 of Official Records.

3.      AGREEMENT on the terms and conditions contained
therein,
	For                     :       Agreement regarding
number of required parking spaces
	Between         :       The City of Santa
Clara, a municipal corporation
	And                     :       Dairy Associates, LP.,
a California Limited Partnership
	Recorded                :       March 6, 1990 in Book
L278, page 2239, Official Records.
	(Affects Parcels A and B)

4.      EASEMENT for the purposes stated herein and
incidents thereto
	Purpose         :       Construction and
reconstructing, installing, operating,
maintaining, repairing and/or replacing
underground electrical distribution and/or
communication systems and appurtenances
thereto, including a reasonable right of
ingress and egress over adjoining lands of
Grantor
	Granted to      :       City of Santa Clara, a
California municipal corporation
	Recorded                :       April 4, 1990 in Book
L310, page 1548, Official Records
	Affects         :       As follows:

	Beginning at a point in the Southerly line of Parcel 2 of that Parcel Map filed for record in Book 460 of Maps at pages 44-45, Santa Clara County Records, distant thereon
North 89 47' 24" West, 67.50 feet from the Southeasterly corner of said Parcel 2; thence from said point of beginning, the following forty-eight courses: South 89
47' 24" East, 30.00 feet; North 0  12' 36" East, 19.10
feet; South 89  47' 24" West, 10.00 feet; North 29  47' 24"
West, 43.00 feet; North 18  32' 24" West, 89.00 feet; North
29  47' 24" West, 119 feet; North 0  12' 36" East, 235
feet; North 11  02' 24" West, 157 feet; South 78  57' 36"
West, 6.00 feet; North 21  02' 24" West, 119.00 feet; South
88  57' 36" West, 73.00 feet; South 58  57' 36" West, 51.00
feet; South 88  57' 36" West, 80.00 feet; North 46  02' 24"
West, 11.00 feet; South 43  57' 36" West, 15.00 feet; South
46  02' 24" East, 20.00 feet; North 43  57' 36" East, 9.86
feet; North 88  57' 36" East, 69.77 feet; South 1  02' 24"
East, 22.00 feet; North 88  57' 36" East, 15.00 feet; North
1  02' 24" West, 24.78 feet; North 58  57' 36" East, 45.43
feet; North 88  57' 36" East, 63.32 feet; South 21  02' 24"
East, 145.68 feet; South 11  02' 24" East 121.11 feet;
South 0  12' 36" West, 234.02 feet; North 89  47' 24" West,
63.00 feet; North 59  47' 24" West, 10.00 feet; North 89
47' 24" West, 10.00 feet; South 60  12' 36" West, 10.00
feet; North 89  47' 24" West, 286.00 feet; North 0  12' 36"
East, 20.00 feet; South 89  47' 24" East, 2.50 feet; North
0  12' 36" East, 15.00 feet; North 89  47' 24" West, 15.00
fee; South 0  12' 36" West, 294.00 feet; North 0  12' 36"
East, 20.00 feet; South 89  47' 24" East, 2.50 feet; North
0  12' 36" East, 15.00 feet; North 89  47' 24" West, 15.00
feet; South 0  12' 36" West, 15.00 feet; South 89  47' 24"
East, 2.50 feet; South 0  12' 36" West, 170.00 feet; South
44  37' 45" East, 75.00 feet; South 0  12' 36" West, 3.76
feet; thence, from a tangent bearing South 85  11' 34"
East, along the arc of a curve concave to the South, having a radius of 1040 feet, through a central angle of 4 30'
30" an arc length of 81.83 feet; and the following nine courses; North 44 47' 24" West, 44.62 feet; North 89 47'
24" West, 53.50 feet; North 44  37' 45" West, 55.39 feet;
North 0  12' 36" East, 135.87 feet; South 89  47' 24" East,
684.55 feet; South 29  47' 24" East, 112.24 feet; South 18
32' 24" East, 89.00 feet; South 29  47' 24" East, 21.30
feet; South 0 12' 36" West, 33.67 feet to the point of beginning.

5.      EASEMENT for the purposes stated herein and
incidents thereto
	Purpose         :       Underground pipes
	Granted to      :       Pacific Gas and
Electric Company, a California corporation
	Recorded                :       October 22, 1990 in
Book L515, page 1223, Official Records
	Affects         :       Parcel A as shown upon
the Parcel Map filed for record in Book 602 of Parcel Maps at page 35, Santa Clara County
Records.

	Reference is hereby made to the record for further particulars and a map of said easement, no description was recorded.

6.      AGREEMENT on the terms and conditions contained
therein,
	For                     :       Deferred obligation to
construct stoplight
	Between         :       City of Santa Clara,
California, a municipal corporation
	And                     :       Dairy Associates, LP.
	Recorded                :       December 17, 1990 in
Book L568, page 1565, Official Records.

	(Affects Parcels A and B)

7.      LACK OF ABUTTER'S RIGHTS to and from Route 237 -
South Bar Freeway, lying adjacent to the Northerly line of Parcels A & B of said land, said rights having been released and relinquished
	By                      :       Dairy Associates, LP.,
a California Limited Partnership
	To                      :       The State of
California
	Recorded                :       August 16, 1991 in
Book L826, page 839, Official Records.

8.      EASEMENT for the purposes stated herein and
incidents thereto
	Purpose         :       An easement for cut
and fill slope purposes
	Granted to      :       The State of
California
	Recorded                :       August 16, 1991 in
Book L826, page 839, Official Records
	Affects         :       As follows:

	Commencing at the most Southerly corner of Parcel 1 described in that certain Deed recorded August 16, 1991 in Book L826, page 889, Official Records; thence along the general Southerly line of said Parcel 1 the following courses: from a tangent that bears N. 68 57' 08" E., along a curve to the left with a radius of 10,136.00 feet, through an angle of 05 40' 34", an arc length of 1,004.14 feet, N. 01 05' 17" E., 3.47 feet, and from a tangent that bears N. 61 34' 51" E., along a curve to the left with a radius of 8999.52 feet, through an angle of 00 15' 40", an arc length of 41.03 feet; thence leaving last said line S.
26 57' 54" E., 26.28 feet; thence from a tangent that bears S. 63 02' 06" W., on a curve to the right with a radius of 10,158.00 feet, through an angle of 05 58' 01", an arc length of 1,057.88 feet to the Westerly line of the aforesaid Parcel B; thence along last said line N. 00 50'
30" E., 23.71 feet to the point of commencement.


	EXHIBIT C


	PRELIMINARY CHANGE OF OWNERSHIP REPORT
	THIS REPORT IS NOT A PUBLIC DOCUMENT

(To be completed by transferee (buyer) prior to transfer of the subject property in accordance with
Section 480.3 of the Revenue and Taxation Code.)
	THIS
SPACE FOR
RECORDER'S
USE

SELLER/TRANSFEROR:

SELLER RECORDING DATE:                   DOCUMENT NO.

BUYER/TRANSFEREE:

ASSESSOR'S IDENTIFICATION NUMBER(S)
								LA ------
		Page                            Parcel

PROPERTY ADDRESS OR LOCATION:
								No
		Street


								City
		State                           Zip Code
MAIL TAX INFORMATION TO:

NAME:

ADDRESS:
		Street No                                       City
		State                           Zip Code

	FOR
ASSESSOR'S
USE ONLY

Cluster         OC1     OC2     DT      INT     RC      SP$     DTT $   #
Pcl.



A Preliminary Change in Ownership Report must be filed with each conveyance in the County Recorder's office for the county where the property is located; this particular form may be used in all 58 counties of California.

NOTICE: A lien for property taxes applies to your property on March 1 of each year for the taxes owing in the following fiscal year, July 1 through June 30. One-half of those taxes is due November 1 and one-half is due February 1. The first installment becomes delinquent on December 10 and the second installment becomes delinquent on April 10.
 One tax bill is mailed before November 1 to the owner of record. IF THIS TRANSFER OCCURS AFTER MARCH 1 AND ON OR BEFORE DECEMBER 31, YOU MAY BE RESPONSIBLE FOR THE SECOND INSTALLMENT OF TAXES ON FEBRUARY 1. The property which you acquired may be subject to a supplemental tax assessment in an amount to be determined by the Santa Clara County Assessor. For further information on your supplemental roll obligation, please call the Santa Clara County Assessor at (___) ___-
____.


PART I:  TRANSFER INFORMATION   Please answer all questions.
YES     NO
 "	"    A.      Is this transfer solely between husband and
wife (Addition of a spouse, death of a spouse, divorce
settlement, etc.)?
 "	"    B.      Is this transaction only a correction of the
name(s) of the person(s) holding title to the property (For
example, a name change upon marriage)?
 "	"    C.      Is this document recorded to create,
terminate, or reconvey a lender's interest in the property?
 "	"    D.      Is this transaction recorded only to create,
terminate, or reconvey a security interest (e.g., cosigner)?
 "	"    E.      Is this document recorded to substitute a
trustee under a deed of trust, mortgage, or other similar
document?
 "	"    F.      Did this transfer result in the creation of a
joint tenancy in which the seller (transferor) remains as one of the joint tenants?
 "	"    G.      Does this transfer return property to the
person who created the joint tenancy (original transferor)?
 "	"    H.      Is this transfer of property:
			1.      to a trust for the benefit of the
grantor, or grantor's spouse?
			2.      to a trust revocable by the transferor?
			3.      to a trust from which the property
reverts to the grantor within 12 years?
 "	"    I.      If this property is subject to a lease, is the
remaining lease term 35 years or more including written
options?
 "	"    J.      Is this a transfer from parents to children or
from children to parents?
 "	"    K.      Is this transaction to replace a principal
residence by a person 55 years of age or older?
 "	"    L.      Is this transaction to replace a principal
residence by a person who is severely disabled as defined by Revenue and Taxation Code Section 69.5?

If you checked yes to J, K or L, an applicable claim form must be filed with the County Assessor.
Please provide any other information that would help the Assessor to understand the nature of the transfer.


IF YOU HAVE ANSWERED "YES" TO ANY OF THE ABOVE QUESTIONS EXCEPT J, K, OR L, PLEASE SIGN AND DATE.
	OTHERWISE COMPLETE BALANCE OF THE FORM.


PART II:  OTHER TRANSFER INFORMATION
A.      Date of transfer if other than recording date.
B.      Type of transfer.  Please check appropriate box.
	"
	Purchase        	"Foreclosure               "Gift    "	Trade or Exchange"
	Merger, Stock or Partnership Acquisition	"
 Contract of Sale _ Date of Contract 	"Inheritance _ Date of Contract
	"	Other: Please explain:         "	Creation of a lease:
			"	Assignment of a lease;             "Termination of a lease
		Date lease began        Original term in years (including written options)


		Remaining term in years (including written options)


C.      Was only a partial interest in the property transferred?
        "	Yes  "	No
If yes, indicate the percentage transferred             %


Please answer, to the best of your knowledge, all applicable questions, sign and date. If a question does not apply, indicate with "N/A".
PART 1: PURCHASE PRICE & TERMS OF SALE
(a)  CASH DOWN PAYMENT OR Value of Trade or Exchange
(excluding closing cost)
(b)  FIRST DEED OF TRUST  @                % interest for years.
     Pymts./Mo. = $                 (Prin. & Int. only)
     "	FHA" Fixed Rate


		   "New Loan" Conventional
	    "Variable Rate
		   "Assumed Existing Loan Balance
	    "VA"
     All Inclusive D.T. ($ Wrapped)
	    "Bank or Savings & Loan"
	    Cal-Vet
     "Loan Carried by Seller"
	    Finance Company Balloon Payment "	Yes "	No
	    Due Date               Amount $


(c)     SECOND DEED OF TRUST  @               % interest for years.
     Pymts./Mo. = $
     (Prin. & Int. only)
	    "Bank or Savings & Loan
     "Fixed Rate
		   "New Loan
	    "Loan Carried by Seller
	    "Variable Rate
		   "Assumed Existing Loan Balance Balloon Payment "	Yes  "	No
	    Due Date               Amount $


(d)  OTHER FINANCING:
     Is other financing involved not covered in (b) or (c) above?	"	Yes		"	No
	 Type                 @                   % interest for years.
  Pymts./Mo. = $           (Prin. & Int. only)
 "Bank or Savings & Loan
 "Fixed Rate
	"New Loan
	"Loan Carried by Seller
	"Variable Rate
	"Assumed Existing Loan Balance Balloon Payment "	Yes "	No
	Due Date               Amount $


(e)     IMPROVEMENT BOND
		"	Yes	" No
	Outstanding Balance:

Amount $   Amount $ Amount $

Amount $

Amount $

(f) TOTAL PURCHASE PRICE: (or acquisition price, if traded or exchanged, include real estate commission if paid.)
	Total items A through E
$

(g)     PROPERTY
PURCHASED:      "	Through a broker;         "
	Direct form seller; "	Other
(Explain)
	If purchased through a broker, provide broker's name and phone no.:
	Please explain any special terms or financing and many other information that would
	help the Assessor understand the purchase price and terms of sale.




PART 2:  PROPERTY INFORMATION
(a)     IS PERSONAL PROPERTY INCLUDED IN THE PURCHASE PRICE
	(other than a
mobilehome subject
to local property
tax)?
		"	Yes
	"	No
	If yes, enter the value of the personal property included in the
purchase price $                     (Attach itemized list of
personal property)

(b)     IS THIS
PROPERTY INTENDED
AS YOUR PRINCIPAL
RESIDENCE?      "
	Yes             "
	No
	If yes, enter date of occupancy                   /
   /, 19                or intended occupancy                   /
	       , 19




Month

	Day





Month

Day
(c)     TYPE OF PROPERTY TRANSFERRED:
	"
	Single-Family
residence
	"Agricultural
	"
	Timeshare
	"
	Multiple-Family
residence
(no. of units: )   "
	Coop/
Own-your-own     "Mobilehome
	"Commercial/Industrial
	"Condominium
	"Unimproved lot
	"	Other (Description: 	)

(d)     DOES THE PROPERTY
PRODUCE INCOME?         "
	Yes             "	No

(e)     IF THE ANSWER TO QUESTION D IS YES, IS THE INCOME FROM:
	"	Lease/Rent
	"	Contract
	"	Mineral rights
	"	Other - explain


(f)     WHAT WAS THE CONDITION OF THE PROPERTY AT THE TIME OF SALE?
	"	Good		"       Average
	"	Fair		"       Poor
	Enter here, or on an attached sheet, any other information that would assist the Assessor in determining value of the property such as the physical condition of the property, restrictions, etc.





	I certify that the foregoing is true, correct and complete to the best of my knowledge and belief.
	Signed


	Date
						(New Owner/Corporate
Officer)
	Please Print Name of New Owner/Corporate Officer

	Phone No. where you are available from 8:00 a.m. - 5:00 p.m. (
      )
	(Note: The Assessor may contact you for further information)



If a document evidencing a change of ownership is presented to the recorder for recordation without the concurrent filing of a PRELIMINARY CHANGE OF OWNERSHIP REPORT, the recorder may charge an additional recording fee of twenty dollars ($20).



	Exhibit D

	BILL OF SALE, ASSIGNMENT OF CONTRACT
	RIGHTS AND INTANGIBLE ASSETS


	Reference is made to that certain ______________ dated _______, 1996 (the "Agreement") between 3Com Corporation, a California Corporation, and Dairy Associates, L.P., a California limited partnership ("Dairy"), pursuant to which 3Com Corporation named BNP LEASING CORPORATION ("Assignor") as its designee and Dairy Associates, L. P. conveyed to Assignor the real property described in Annex A attached hereto (the "Property).

	Assignor hereby sells, transfers and assigns unto [3COM
OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a
_____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

	(a) any warranties, guaranties, indemnities and claims Assignor may have under the Agreement or under any document delivered by Dairy thereunder to the extent related to the Property;

	(b) all licenses, permits or similar consents (excluding any prepaid utility reservations) from third parties to the extent related to the Property;

	(c) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property;

	(d) any goods, equipment, furnishings, furniture, chattels and personal property of whatever nature that are located on or about the Property; and

	(e) any general intangibles, permits, licenses, franchises, certificates, and other rights and privileges owned by Assignor and used solely in connection with, or relating solely to, the Property, including any such rights and privileges conveyed to Assignor pursuant to the Agreement; but excluding any rights or privileges of Assignor under (i) the Environmental Indemnity, as defined in that certain Purchase Agreement between Assignor and 3Com Corporation dated as of October 4, 1996 (the "Purchase Agreement") (pursuant to which this document is being delivered), (ii) the Lease, as defined in the Purchase Agreement, to the extent rights under the Lease relate to the period ending on the date hereof, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against claims of third parties as provided in the Lease which may not presently be known, and including rights to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (iii) agreements between Assignor and Participants, as defined in the Lease, or any modification or extension thereof, and (iv) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement.

	Assignor does for itself and its heirs, executors and administrators, covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through Assignor, but not otherwise; excluding, however, any claim or demand arising by, through or under [3COM].

	Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


	Executed:                               , _____.


							ASSIGNOR:

							BNP LEASING CORPORATION
							a Delaware corporation



							By:
							Its:


							ASSIGNEE:

							[3COM, OR
THE APPLICABLE PURCHASER],      a _________
corporation



							By:
							Its:





	Annex A

	Legal Description


REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:

Parcel One

Parcel A, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa
Clara County, California.

EXCEPTING THEREFROM that portion described in that certain Lot
Line Adjustment dated August 16, 1991 in Book L826, at page
0826 of Official Records and described as follows:

Beginning at the Southwest corner of said Parcel "A"; thence on the Westerly and Northerly lines of said Parcel "A" the following 5 courses:

1.      North 00  12' 36" East a distance of 665.00 feet;
2.      North 45  12' 36" East a distance of 64.00 feet;
3. North 00 12' 36" East a distance of 82.98 feet to a point on a non-tangent curve the center of which bears North
29  17' 50" West a distance of 9000.00 feet;
4. Northeasterly a distance of 79.37 feet on the arc of said curve to the left through a central angle of 00 30' 19"
(chord bears North 60 27' 01" East a distance of 79.37 feet, to a point on said curve;
5. North 66 32' 39" East, departing said curve, a distance of 75.89 feet;
Thence South 62 07' 20" West a distance of 104.00 feet to a point of curvature; thence Southwesterly a distance of 9.53 feet on the arc of said 10136.00 foot radius curve to the right through a central angle of 00 03' 14" (chord bears
South 62 08' 57" West a distance of 9.53 feet) to a point on said curve; thence South 00 12' 36" West a distance of 809.62 feet to a point on the South line of said parcel "A"; thence North 89 47' 24" West, on said South line, a distance of
83.50 feet to the point of beginning.

ALSO EXCEPTING THEREFROM that portion of said land as condemned to the State of California by Order recorded March
10, 1993 in Book M660, page 1700, described as follows:

Being a portion of Parcel A, as shown on that certain Parcel
Map filed for record in Book 602 of Maps at pages 34 and 35
Santa Clara County Records described as follows:

Beginning at the Northeast corner of said Parcel A; thence from said point of beginning, along the Northerly line of said Parcel A, S 67 25' 20" W 39.39 feet; thence leaving said Northerly line S 41 34' 47" E 73.60 feet to a point in the Easterly line of said Parcel A; thence along said Easterly line of N 10 04' 48" W 71.28 feet to the point of beginning.



Parcel Two

That portion of Parcel B, as shown on that certain Parcel Map recorded July 7, 1989, Book 602 of Maps, at pages 34 and 35, Records of Santa Clara County, California and described in that certain Lot Line Adjustment dated August 16, 1991 in Book L826, at page 0826 of Official Records and described as follows:

Beginning at a point on the most Northerly Southeasterly line of said Parcel "B" which bears South 66 32' 39" West a distance of 226.19 feet from the most Easterly corner thereof; thence South 10 57' 34" East a distance of 218.69 feet; thence North 89 47' 24" West a distance of 324.26 feet; thence North 77 17' 24" West a distance of 141.24 feet; thence North 66 32' 39" East a distance of 458.33 feet to the point of beginning.

APN:    104-52-006, 16
ARB:    104-01-046, 046.02, 046.02.01



	Exhibit E

	Acknowledgment of Disclaimer of Representations and Warranties

	THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND
WARRANTIES (this "Certificate") is made as of ___________________, ____, by [3COM or the Applicable
Purchaser, as the case may be], a ___________________
("Grantee").

	Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a Corporation Grant
Deed and (2) a Bill of Sale, Assignment of Contract Rights and Intangible Assets (the foregoing documents and any other documents to be executed in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Subject Property").

	Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that BNPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Grantee, by acceptance of the Conveyancing Documents, accepts the Subject Property "AS IS," "WHERE IS," "WITH ALL FAULTS" and without any such representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the wilful misconduct, Active Negligence or gross negligence of BNPLC, its agents or employees. As used in the preceding sentence, "Active Negligence" of a party means, and is limited to, the negligent conduct of activities actually on or about the Property by that party in a manner that proximately causes actual bodily injury or property damage to be incurred. "Active negligence" shall not include (1) any negligent failure of BNPLC to act when the duty to act would not have been imposed but for BNPLC's status as owner of the Subject Property or as a party to the transactions pursuant to which BNPLC is delivering this instrument (the "Applicable Transactions"), (2) any negligent failure of any other party to act when the duty to act would not have been imposed but for such party's contractual or other relationship to BNPLC or participation or facilitation in any manner, directly or indirectly, of the Applicable Transactions, or (3) the exercise in a lawful manner by BNPLC (or any party lawfully claiming through or under BNPLC) of any remedy provided in connection with the Applicable Transactions.

	The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

	EXECUTED as of ________________, ____.



							,
a
											By:

Name:

Title:




	Exhibit F

	Documentary Transfer Tax Request

	ACCOUNTABLE FORM #

	DATE:

To:             Santa Clara County Recorder

Subject:        REQUEST THAT DOCUMENTARY TRANSFER TAX
DECLARATION BE MADE IN ACCORDANCE WITH REVENUE CODE
11932.

Re:             Instrument Title:       Corporation
Grant Deed

		Name of Party Conveying Title:  BNP Leasing
Corporation

The Documentary Transfer Tax is declared to be in the amount of $_______________ for the referenced instrument and is:

		"	Computed on full value of property conveyed.
		"	Computed on full value less
liens/encumbrances remaining thereon at time of sale.

This separate declaration is made in accordance with _________________________________. It is requested that the amount paid be indicated on the face of the document after the permanent copy has been made.
						Sincerely,


						Individual (or
his agent) who made, signed or issued
instrument

PART I

RECORDING REFERENCE DATA:

	Serial #                                        Date Recorded

SEPARATE PAPER AFFIXED TO INSTRUMENT:

	"Tax paid" indicated on the face of instrument and the
separate request (DRA 3-A) was affixed for Recorder by:

										 Date
			Documentary Transfer Tax Collector

			Witnessed by:                                    Date
						    Mail Clerk

	(Note:  Prepare photo for Recorder file.)




PART II ACCOUNTABLE FORM #


REFERENCE DATA:  Title:

			  Serial:                                                Date:


INSTRUCTIONS:

	1.      This slip must accompany document.
	2. Mail Clerk hand carry document to Tax Collector to indicate the amount of tax paid.



	Exhibit G

	SECRETARY'S CERTIFICATE


	The undersigned,                       Secretary of BNP
Leasing Corporation, a Delaware corporation (the
"Corporation"), hereby certifies as follows:

	1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

	2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[The following blanks must be completed with the names and signatures of the officers who will be signing the deed and other Required Documents on behalf of the Corporation.]

Name    Title     Signature





	3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

	IN WITNESS WHEREOF, I have hereunto signed my name and
affixed the seal of the Corporation on this      , day of
	,      .





						[signature]






	CORPORATE RESOLUTIONS OF
	BNP LEASING CORPORATION


	WHEREAS, pursuant to that certain Purchase Agreement (herein called the "Purchase Agreement") dated as of October 4, 1996, by and between BNP Leasing Corporation (the "Corporation") and [3COM OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Santa Clara, California more particularly described therein.

	NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

	RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

	RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.



	Exhibit H



	BNP LEASING CORPORATION
	717 N. HARWOOD
	SUITE 2630
	DALLAS, TEXAS  75201


			    ,



[Title Insurance Company]
_________________
_________________
_________________

	Re:  Recording of Grant Deed to [3COM or the Applicable
Purchaser] ("Purchaser")

Ladies and Gentlemen:

	BNP Leasing Corporation has executed and delivered to Purchaser a Grant Deed in the form attached to this letter.
You are hereby authorized and directed to record the Grant
Deed at the request of Purchaser.

		       Sincerely,





	Exhibit I

	FIRPTA STATEMENT

	Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

	To inform [3COM or the Applicable Purchaser] (the
"Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the
Seller:

	1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
Regulations);

	2. The United States employer identification number for the Seller is _____________________;

	3.The office address of the Seller is ______________
__________________________________________.

[Note: BNPLC MUST INCLUDE EITHER ONE, BUT ONLY ONE, OF THE FOLLOWING REPRESENTATIONS IN THE FIRPTA STATEMENT, BUT IF THE ONE INCLUDED STATES THAT BNPLC IS DEEMED EXEMPT FROM CALIFORNIA INCOME AND FRANCHISE TAX, THEN BNPLC MUST ALSO ATTACH A WITHHOLDING CERTIFICATE FROM THE CALIFORNIA FRANCHISE TAX BOARD EVIDENCING THE SAME:

	4. The Seller is qualified to do business in California.

	OR

	4. The Seller is deemed to be exempt from the withholding requirement of California Revenue and Taxation Code Section
26131(e), as evidenced by the withholding certificate from the California Franchise Tax Board which is attached.]


	The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

	The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer. The Seller hereby agrees to indemnify and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, demands, rights, damages, costs, and expenses
(including but not limited to court costs and attorneys' fees) incurred by the Transferee as a result of any false misleading statement contained herein.

	Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

	Dated:  ___________, ____.


		By:
		   Name:
		   Title:




























	Exhibit C - Page 6